Fees Summary	Aug. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 20,219,909.96
Previously Paid Amount	0.00
Total Fee Amount	3,095.67
Total Offset Amount	0.00
Net Fee	$ 3,095.67